Intangible Assets and Contract Liabilities - Amortization of Contract Liabilities Classified Under Time Charter and Bareboat Revenues on Consolidated Combined Carve-Out Income Statement for Next Five Years (Detail)
$ in Thousands
Dec. 31, 2017 USD ($)
Below Market Lease, Net, Amortization Income, Fiscal Year Maturity [Abstract]
2018	$ (1,518)
2019	(1,518)
2020	(1,518)
2021	(1,518)
2022 and thereafter	$ (2,167)